Other investments	12 Months Ended
Dec. 31, 2019
Other investments
Other investments

Note 15 – Other investments

Accounting policies

Other investments are measured on initial recognition at cost, and subsequently at fair value. Changes in fair value are recognized in the income statement under financial items.

The Group’s other investments consist of a USD 5.3 million (2018: USD 5.0 million) investment in Beta Bionics, Inc., the developer of iLet™, a fully integrated dual-hormone pump (bionic pancreas) for autonomous diabetes care. The investment in Beta Bionics, Inc. is recorded at fair value through profit and loss. This investment represents 1.6% (2018: 2.0%) ownership of Beta Bionics, Inc., and is recorded at a fair value of DKK 35.6 million as of December 31, 2019 (DKK 32.6 million as of December 31, 2018).

In determining fair value, Zealand considered the impact of any recent share capital issuances by Beta Bionics as an indicator of the fair value of the shares. In particular, Beta Bionics under-took a capital offering in June 2019 and the share price at that point was used as the basis for determining fair value. Management has determined that there has been no significant changes to fair value since then accordingly the fair value as at December 31, 2019 has been measured on a consistent basis. Measurement is considered a level 3 measurement.

A fair value adjustment of DKK 2.2 million and currency conversion impact of DKK 0.8 million, respectively, have been recognized in financial income in 2019 (2018: DKK 0.0 million).